Investor Presentation Q3 2018 Financial Results November 1st, 2018 © 2018 ALL RIGHTS RESERVED

Safe harbor statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should, " "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to integrate acquisitions into our operations and achieve the expected benefits of such acquisitions, our ability to profitably attract new customers and retain existing customers, our dependence on the market for cloud backup services, our ability to manage growth, changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry, and those discussed in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, Bookings, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, Adjusted EBITDA and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. 2

Financial results conference call details What: Carbonite Q3 2018 Financial Results Conference Call When: Thursday, November 1st, 2018 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 7758358 Live / Recorded Webcast: http://investor.carbonite.com 3

Carbonite’s mission To become the world’s leading data protection company, enabling businesses to operate continuously, regardless of attacks, accidents or disasters

Summary Q3 performance • GAAP revenue of $77.7 million, up 26% year-over-year (YoY) • GAAP net income per share of $0.02, up 115% YoY • Business subscription bookings up 59% YoY • Non-GAAP gross margin was 78.4% up 210 Bps YoY and up 130 Bps sequentially • Non-GAAP net income per share (diluted) was $0.48, up 92% YoY • Adjusted free cash flow was $17.3 million, up 187% YoY and 22% of non-GAAP revenue • Adjusted EBITDA was $23.0 million, up 103% YoY and 29% of non-GAAP revenue Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 5

Carbonite Data Protection Console Carbonite Data Protection Console will be the single pane of glass for managing all Carbonite products • It can be deployed in as little as five minutes • Multi-tenant management – allows for streamlined management for partners and enterprise customers • Integrated alerts across many companies and sub- companies • Option to fully white-label the Data Protection Console for managed service providers 6

Carbonite Server VM Edition Launched Carbonite Server VM Edition, a robust data protection solution for physical, virtual and legacy systems, with purpose-built backup for VMs. • Streamlined user management • Robust API-monitoring – Seamless integration with management systems (reporting, user settings, etc.) • Excellent compression– very efficient backup / restores • Extensive OS support, including many legacy systems • Flexible deployment model – Cloud, hybrid, on-prem • Multiple restore options – local failover, cloud failover, granular recovery, etc. 7

Summary Q3 financial results

	Q3 2018 Outlook (8/2/2018)	Q3 2018 Results
GAAP Revenue	$77.6 M to $79.6 M	$77.7 M (+26% YoY)
Non-GAAP Revenue	$79.0 M to $81.0 M	$79.1 M (+25% YoY)
GAAP Net Income Per Share (Diluted)	*Not guided*	$0.02 (+115% YoY)
Non-GAAP Net Income Per Share (Diluted)	$0.40 to $0.42	$0.48 (+92% YoY)
Consumer Bookings	*Not guided*	$25.3 M (+30% YoY)
Business Bookings	*Not guided*	$53.5 M (+33% YoY)
Non-GAAP Gross Margin	*Not guided*	78.4% (+210 Bps YoY)
Adjusted Free Cash Flow	*Not guided*	$17.3 M (+187% YoY)

*With respect to expectations under "Q3 2018 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

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Quarterly bookings growth Q3 ‘18 YoY growth $100 +32% growth $81.8 +32% $78.8 +21% growth $75 $67.6 $63.9 $62.1 $59.7 $60.2 $54.0 $27.0 $25.3 +30% $49.2 $50 $20.9 $22.0 $22.0 $19.5 $19.4 $20.1 $43.4 $43.9 +59% $20.4 $25 $32.2 $27.3 $29.3 $27.6 $30.0 $23.4 $26.1 $28.8 $33.9 $40.1 $43.0 $40.2 $40.8 $45.6 $54.8 $53.5 +33% $0 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Subscription Business Bookings Business Bookings Consumer Bookings Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 9

Strong and consistent non-GAAP revenue growth ($ in millions) Annual 9 MOS Quarterly 22% $246.1 20% CAGR $223.9 $209.3 $183.3 $136.6 $122.6 $107.2 25% $84.0 $79.1 $63.1 9MOS'17 9MOS'18 2012 2013 2014 2015 2016 2017 Q3'17 Q3'18 Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 10

Driving operating leverage (% of non-GAAP revenue) Non-GAAP Gross Margin 78% Non-GAAP Sales & Marketing 75% 73% 73% 50% 69% 68% 43% 68% 40% 38% 66% 67% 34% 35% 59% 29% 24% 26% 15% 38% 11% 9% 31% 7% 5% 27% 19% 2012 2013 2014 2015 2016 2017 Q3'18 2012 2013 2014 2015 2016 2017 Q3'18 Non-GAAP Gross Margin Business Bookings as % of Total Bookings S&M Advertising Non-GAAP Research & Development Non-GAAP General & Administrative 22% 19% 14% 19% 19% 18% 12% 12% 17% 10% 11% 10% 8% 15% 2012 2013 2014 2015 2016 2017 Q3'18 2012 2013 2014 2015 2016 2017 Q3'18 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 11

Business outlook* (as of November 1st 2018) Q4 2018 FY 2018 FY ‘ 18 Growth Outlook Outlook (at midpoint) GAAP Revenue $77.6 M to $80.6 M $297.0 M to $300.0 M +25% Non-GAAP Revenue $78.6 M to $81.6 M $302.5 M to $305.5 M +24% Non-GAAP Net Income Per Share (Diluted) $0.40 to $0.44 $1.61 to $1.65 +106% Business Bookings Not guided $205.0 M to $210.0 M +26% Consumer Bookings YoY Growth Not guided 15% to 20% growth +1,750 Bps Non-GAAP Gross Margin Not guided 76.5% to 77.5% +150 Bps Adjusted Free Cash Flow Not guided $43.0 M to $46.0 M +120% *With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 12 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Definitions of non-GAAP measures • Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, divestitures and the adoption impact of Topic 606, net of foreign exchange and the change in unbilled revenue during the same period. Business subscription bookings specifically include sales of software-as-a- service offerings, royalty arrangements and term software licenses. • Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for acquisitions. • Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. • Non-GAAP net income and non-GAAP net income per share: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense and the income tax effect of non-GAAP adjustments. • Adjusted EBITDA: Excludes the impact of interest expense, net, income taxes, depreciation, amortization, purchase accounting adjustments on acquired deferred revenue, stock-based compensation expense, litigation-related expense, restructuring-related expense, and acquisition-related expense from net income (loss). • Adjusted free cash flow: Calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisitions, restructuring, and litigation from net cash provided by operating activities. 13 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Additional slides

Carbonite at-a-glance Carbonite provides a robust Data Protection Platform for businesses, including backup, disaster recovery, high availability and workload migration technology • Addressing large TAM with focus on mid-sized organizations • Strategically focused on the highest growth segments of the market • Subscription model with strong retention rates Total growth focus: organic growth combined with strong M&A track record Proven ability to drive growth and profitability 15

Our growth strategy Focus on Platform Cross-sell Business Strategy Portfolio Disciplined Automation & Expand the Strategic Frictionless Channel Acquisitions Customer Experience Future Opportunities to Drive Growth International Target Adjacent Expand Expansion Markets Customer Reach 16

Financial highlights Strong and consistent revenue growth High quality revenue base and highly recurring revenue model Consistently improving margins through operational efficiencies Track record of successful acquisition integration and synergy achievement Delivering EPS and cash flow growth Disciplined capital allocation strategy 17

Carbonite’s modern cloud-based platform Differentiation at every layer Modern architecture with seamless user Carbonite Unified Data Protection Console interface Cloud Extensive breadth of Endpoint Server Email High offerings with ability DRaaS Migration Virtual Backup Backup Archiving Availability to further scale Physical Highly efficient and low-cost cloud infrastructure Carbonite Cloud Infrastructure Hours Minutes Seconds 18

Additional product screen shots 19

Carbonite Server Backup VM Edition key features

Backup features

- Efficient, agentless VM backup for VMware & Hyper-V
- Local + cloud backup
- Configurable backup schedule from 15 minute to daily window
- Compressed, encrypted, forever incremental backups (AES 256-bit in-flight and at-rest)
- SAN, hot-add, or network backup
- Application-aware backup
- Backup verification reports
- Configurable retention policies

Flexible restore options

- Full VM restore to host (ESXi, vCenter, VMware or Hyper-V)
- Granular restore (files, exchange, SharePoint, SQL, Active Directory)
- Cross-hypervisor
- Local failover
- Download virtual disks (VHD, VMDK, RAW, etc.)
- Mount

Award-winning support
24x7 phone support from certified experts

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How it works • Local backup server connects to host and takes agentless backup of selected VMs • Backed up data is compressed to accelerate cloud uploads • Server performs incremental backups after initial backup • Backup server updates on schedule, while sending changes securely on a separate schedule to the cloud • Options for recovering VM: o Restore data from backup server to VM host o Fail over locally by spinning up VM using backed-up data o Perform granular restore of files, folders, or application elements 21